PRUDENTIAL'S GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                        SUPPLEMENT DATED AUGUST 14, 2002
                                       TO
                          PROSPECTUS DATED MAY 1, 2002


The following amendments are hereby made to the Group Variable Universal Life Prospectus dated May 1, 2002.

1. On page 15, under the heading "Dollar Cost Averaging," amend the last sentence of the first paragraph to read as follows: "When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month."

2. On page 15, under the heading "Dollar Cost Averaging," delete the second and third sentences of the third paragraph and replace with the following:
     "If we receive your request form in good order, we will start DCA processing during the next month."

3. On page 15, under the heading "Dollar Cost Averaging," amend the third bullet to read as follows:

          o Prudential receives your written request to end the DCA arrangement. (We will cancel the transfer scheduled for the next month following the receipt of your request.)

4. On page 20, in the paragraph labeled "3. Charge for sales expenses, "delete the last sentence "During 2001, we received no charges for sales expenses."

5. On page 28, under the heading "Termination of a Group Contractholder's Participation in the Group Contract," delete the third bullet "For any other reason, effective on a Contract Anniversary, by giving the Group Contractholder 31 days' written notice."

6. On page 37, under the heading "Suicide Exclusion," amend the second sentence to read as follows: "Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any partial withdrawals."

7. On page 41, under the heading "Additional Insurance Benefits, "amend the title of the second full paragraph to read as follows: "Accelerated Death Benefits (sometimes referred to as Prudential's Living Benefit Option)."

8.   On page 42, amend the title of the third full paragraph to read as follows:
     "Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)."

9.   On page 42, amend the title of the fifth full paragraph to read as follows:
     "Seat Belt Coverage (also referred to as Accidental Motor Vehicle Death Coverage)."

10. On page 43, delete the first sentence of the first full paragraph and replace it with the following: "We will also send to you and to the Group Contractholder, annual and semi-annual reports that list the securities held in each portfolio of the Funds you have selected."

11. On page 43, under the heading "Sale of the Contract and Sales Commissions" amend the third sentence of the second paragraph to read as follows:
     "PIMS's principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077."